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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                         reported) December 11, 1997
                                  -----------------



             Credit Suisse First Boston Mortgage Securities Corp.
       -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-25751           13-3320910
----------------------------     -------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                            Eleven Madison Avenue
                          New York, New York  10010
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                      -------------------

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Item 5.   Other Events
----      ------------

Filing of Computational Materials.
---------------------------------

     In connection with the proposed offering of Credit Suisse First Boston Mortgage Securities Corp. (the "Company") Commercial Mortgage Pass-Through Certificates, Series 1997-C2, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.





Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Computational Materials on
                              Form SE dated December 11, 1997







                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.



                           By: /s/ Allan J. Baum
                               -----------------------
                               Name:  Allan J. Baum
                               Title: Vice President




Dated:    December 11, 1997













                                Exhibit Index
                                -------------



Exhibit                                                           Page
-------                                                           ----

99.  Computational Materials filed on Form SE
     dated December 11, 1997                                        6









                IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL MATERIALS ARE BEING FILED
            IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION; AND IN ACCORDANCE WITH RULE 311(g) OF REGULATION S-T,
           THESE COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.



                                  EXHIBIT 99



                           COMPUTATIONAL MATERIALS

                                     for


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

        Commercial Mortgage Pass-Through Certificates, Series 1997-C2











                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599






                                        December 19, 1997


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  Credit Suisse First Boston Mortgage Securities Corp.
          Commercial Mortgage Pass-Through Certificates,
          Series 1997-C2
          ----------------------------------------------------


Ladies and Gentlemen:

     On behalf of Credit Suisse First Boston Mortgage Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for certain derived materials in connection with the above-referenced transaction.

     Pursuant to a continuing hardship exemption letter dated November 30, 1995, as provided in Rule 202 of Regulation S-T, the exhibits will be filed today in paper on Form SE.


                                        Very truly yours,

                                        /s/ Jason C. Vargelis

                                        Jason C. Vargelis


Enclosure